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                                                                    EXHIBIT 10.4

                       WHOLE RF CHANNEL SERVICE AGREEMENT

This whole RF channel service agreement is made and effective as of February 4, 2004 (hereinafter referred to as the "Agreement Date"), by and between TELESAT CANADA (hereinafter collectively referred to with its permitted assigns and successors in interest as "Telesat"), a corporation continued and existing under the laws of Canada, and ECHOSTAR SATELLITE L.L.C., formerly known as EchoStar Satellite Corporation (hereinafter collectively referred to with its permitted assigns and successors in interest as "Customer"), a limited liability company organized and existing under the laws of the State of Colorado in the United States of America.

WHEREAS

      Customer has agreed to subscribe for, and Telesat has agreed to furnish to Customer, certain RF channel services operating on the *** on the ANIK F3 Satellite at the rates and subject to the other terms and conditions specified herein;

NOW THEREFORE in consideration of the mutual agreements contained in this Agreement and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the Parties agree as follows:

                            ARTICLE 1.0 - DEFINITIONS

1.1 As used in this Agreement and the recitals hereto, the following terms shall have the following meanings:

      "AGREEMENT" means this whole RF channel service agreement and all schedules, appendices and instruments in amendment of it; "hereof", "hereto", "herein" and "hereunder" and similar expressions mean and refer to this Agreement and not to any particular Article or Section; "Article" or "Section" of this Agreement followed by a number means and refers to the specified Article or Section of this Agreement.

      "AGREEMENT DATE" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

      "ANIK F3 CAPACITY OFFER" has the meaning ascribed thereto in Section 4.8.

      "ANIK F3 ACCEPTANCE DATE" means the date on which Telesat provides notice in writing to Customer that it has conducted an acceptance inspection of the ANIK F3 Satellite and is satisfied in its reasonable judgment that:
      ***

      "ANIK F3 PROCUREMENT AGREEMENT DATE" means the date ***

      "ANIK F3 SATELLITE" means the communications satellite that includes a *** presently designated within Telesat as "ANIK F3", which may be procured by Telesat.

      "AUTHORIZATION" means any authorization, order, permit, approval, forbearance decision, grant, licence, consent, right, franchise, privilege or certificate of any Governmental Entity of competent jurisdiction, whether or not having the force of law.

      "CONTRACT FEE" means an amount equal to ***

      "CUSTOMER" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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      ***

      "FCC" means the United States Federal Communications Commission and any successor agency thereto.

      ***

      "GOVERNMENTAL ENTITY" means any (i) multinational, federal, provincial, state, municipal, local or other government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) any subdivision, agent, commission, board, or authority of any of the foregoing; or (iii) any quasi-governmental or private body validly exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, in each case in the proper exercise of its governmental authority.

      "INTENDED PURPOSE" means the use of the ANIK F3 Satellite at the Orbital Position ***

      "LIBOR" means the interest rate per annum, for three month deposits of United States Dollars made to prime banks in the London interbank market calculated on the basis of the actual number of days elapsed divided by
      360. For greater certainty, the LIBOR rate on a given date will be established by reference to the British Bankers Association web page (http://bankfacts.org.uk/public/libor), providing information on historical LIBOR rates or such other web page as may replace it from time to time.

      "LICENSING FEES" has the meaning ascribed thereto in Section C.5 of
      Schedule 1 hereto.

      ***

      "OFFER" has the meaning ascribed thereto in Section 4.6.

      ***

      "PARTIES" means Telesat, Customer and any other person who may become party to this Agreement and "Party" means any one of them.

      "PER CALENDAR YEAR CAP" has the meaning ascribed thereto in Section
      2.3(b).

      ***

      "PERSON" means an individual, partnership, limited liability company, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Entity and pronouns have similarly extended meaning.

      "PREPAYMENT FEE" means an amount equal to ***

      "RADIO AUTHORIZATION" means the authorization of the Minister of Industry (Canada) pursuant to the Radiocommunication Act (Canada) required for Telesat to operate the ANIK F3 Satellite at the Orbital Position, which authorization does not contain any conditions, restrictions or limitations that would prevent Customer from using the ANIK F3 Satellite for the Intended Purpose.

      "REDUCTION NOTICE" has the meaning ascribed thereto in Section 2.1(b).

      "REPLACEMENT CAPACITY" has the meaning ascribed thereto in Section 4.6.

      "REPLACEMENT SATELLITE" has the meaning ascribed thereto in Section 4.6.

      "SALE/RETENTION NOTICE" has the meaning ascribed thereto in Section
      2.1(c).

      "SERVICE COMMENCEMENT DATE" means the ***

      "TELESAT" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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      "TERM" has the meaning ascribed thereto in Section 2.2.

      "TERMS AND CONDITIONS" means the terms and conditions for Full Period Whole RF Channel Service on the ANIK F3 Satellite set forth in Schedule 1.

      ***

1.2 Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the same meanings as in the Terms and Conditions.

1.3 GENDER AND NUMBER. Any reference in this Agreement to gender shall include all genders, and words importing the singular number only shall include the plural and vice versa.

1.4 ENTIRE AGREEMENT. This Agreement, including Schedules 1 and 2 attached hereto, and the agreements referred to herein or delivered pursuant hereto, supersedes all prior agreements, term sheets, letters of intent, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof *** There are no representations, warranties, conditions or other agreements, express or implied, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement and the agreements referred to herein or delivered pursuant hereto.

1.5 AMENDMENTS. This Agreement may only be amended, modified or supplemented by a written agreement signed by each of the Parties.

1.6 INCORPORATION OF SCHEDULES. The schedules attached hereto shall for all purposes hereof form an integral part of this Agreement and are hereby incorporated by reference in their entirety.

1.7 CURRENCY. All dollar amounts referred to in this Agreement are expressed in the currency of the United States of America.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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                        ARTICLE 2.0 - SERVICE COMMITMENT

2.1   SERVICE COMMITMENT ON ANIK F3 SATELLITE

(a) Customer hereby agrees to subscribe for, and Telesat hereby agrees to furnish to Customer, subject to the terms and conditions of this Agreement including, but not limited to, Sections 2.1(b), (c) and ***

2.2   TERM, SERVICE COMMENCEMENT DATE AND SATELLITE CONSTRUCTION

(a) Subject to Section 5.7 and unless terminated earlier as provided herein, the term of this Agreement shall commence upon the Agreement Date and shall expire on the date which is *** following the Service Commencement Date (the "Term").

(b) Telesat shall use its commercially reasonable efforts to give Customer *** prior written notice of the ANIK F3 Acceptance Date. During the construction of the Anik F3 Satellite, Telesat shall within *** after receipt by it of the quarterly status reports from the satellite manufacturer of the ANIK F3 Satellite, provide Customer with quarterly reports summarizing the current status of the ANIK F3 Satellite, including the then scheduled dates for completing construction and launching the ANIK F3 Satellite into orbit. *** Notwithstanding the aforesaid, (i) all confidentiality requirements imposed by the satellite manufacturer and/or launch provider; and (ii) requirements imposed by an applicable Governmental Entity, including but not limited to requirements imposed by the United States Department of State, shall be complied with by Customer prior to delivery of any of the above information. ***

      (i) Telesat shall provide Customer with ***

(c) Telesat may during the construction of the ANIK F3 Satellite request changes or waivers to the Performance Parameters ***

      Prior to implementing a customer-requested change, Telesat shall provide in writing to Customer the Anik F3 Satellite program cost impact (if any) of such change including but not limited to the cost impact (if any) from the satellite manufacturer, launch supplier and any incremental labour and financing costs incurred (or saved) by Telesat. Customer must respond in writing *** from the date of the provision of the costing information, advising Telesat whether it wishes to proceed with such change. If Customer wishes to proceed with the change, then: ***

(B) if there is an impact on the construction schedule for the ANIK F3 Satellite, the date as set out in Section 4.2(d) shall be adjusted accordingly on a day-for-day basis; and

(C) the Parties will amend the Performance Parameters forming Schedule 1 of this Agreement to conform with the change. ***

2.3   MONTHLY RATE

(a) Customer shall pay, and there shall become due and payable, a monthly rate of *** For the purposes of Rebates for Interruption only, which are determined in accordance with Section E of Schedule 1, the monthly rate shall be ***

2.4   CONTRACT FEE AND PREPAYMENT FEE

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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(a)   Customer will pay the Contract Fee to Telesat within *** from the date upon which Telesat receives Board Approval in accordance with Section 5.7 in consideration for ***

2.5   TERMS AND CONDITIONS

      The furnishing of the *** by Telesat shall be subject to the Terms and Conditions which the Parties hereby agree are incorporated by reference as
      Schedule 1 in this Agreement and constitute an integral part of this Agreement.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

                  ARTICLE 3.0 - REPRESENTATIONS AND WARRANTIES

3.1   MUTUAL REPRESENTATIONS AND WARRANTIES

      Each Party represents and warrants to the other Party, as follows and acknowledges and confirms that the other Party is relying thereon without independent inquiry in entering into this Agreement:

(a) ORGANIZATION AND QUALIFICATION. It is a corporation (in the case of Telesat) or a limited liability company (in the case of Customer), duly incorporated, organized, continued or amalgamated, and validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization, continuance or amalgamation, as the case may be, and is duly qualified, licensed or registered to carry on business under the laws applicable to it in all jurisdictions in which the nature of its assets or business as currently conducted makes such qualification necessary or where the failure to be so qualified would have a material adverse effect on its ability to perform its obligations hereunder.

(b) CORPORATE POWER. It has all requisite corporate power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder, to own its properties and to carry on its business as now conducted and to consummate the transactions contemplated hereby.

(c) AUTHORIZATIONS, ETC. Subject to Section 5.7, the execution and delivery by it of this Agreement and the performance of its respective obligations hereunder, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action.

(d) EXECUTION AND BINDING OBLIGATION. This Agreement has been duly executed and delivered by it and constitutes legal, valid and binding obligations of it, enforceable against it in accordance with its terms, except insofar as enforceability may be affected by applicable Laws relating to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally or by principles governing the availability of equitable remedies.

(e) NO BREACH OR VIOLATION. The execution and delivery of this Agreement and performance of its respective obligations under this Agreement and compliance with the terms, conditions and provisions hereof will not conflict with or result in a breach of any of the terms, conditions or provisions of (i) its organizational or constating documents or by-laws;
      (ii) any applicable Law; (iii) any contractual restriction binding on it or affecting it or its properties (without regard to requirements of notice, passage of time or elections of any Person); or (iv) any judgement, injunction, determination or award which is binding on it. It has not retained or authorized anyone to represent it as a broker or finder in connection with this Agreement. In connection with its performance under this Agreement, it shall comply in all material respects with all applicable laws, regulations, or orders of any Governmental Entity.

(f) LEGAL PROCEEDINGS. There is no judgement or order outstanding, or any action, suit, complaint, proceeding or investigation by or before any Governmental Entity or any arbitrator pending, or to the best of its knowledge, threatened, which, if adversely determined, would be reasonably expected to have a material adverse effect on its ability to consummate the transactions contemplated hereby or perform its obligations hereunder.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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               ARTICLE 4.0 - ADDITIONAL COVENANTS AND TERMINATION

4.1   USE OF THE ANIK F3 SATELLITE FOR THE INTENDED PURPOSE

(a)   Telesat agrees, at its sole cost and expense,(except as set out in Section
      2.3 and Section C.5 of Schedule 1) to obtain and maintain all *** Telesat further agrees to file *** as soon as reasonably practicable after the date upon which Telesat receives Board Approval in accordance with Section
      5.7. In accordance with requests made and instructions given by Telesat, Customer shall use commercially reasonable efforts at Telesat's reasonable expense, to support Telesat's efforts to obtain and maintain all ***

4.2   TERMINATION PRIOR TO SERVICE COMMENCEMENT DATE

      This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Service Commencement Date (except where a different timeframe has been expressly stated below):
      ***

4.4   LIABILITIES IN EVENT OF TERMINATION

(a) Subject to Section 4.4(b) and except as expressly set forth to the contrary herein, the termination or expiration of this Agreement will in no way limit any obligation or liability of either Party based on or arising from a breach or default by such Party with respect to any of its representations or warranties contained in this Agreement, or with respect to any of its covenants or agreements contained in this Agreement which by their terms were to be performed prior to the date of termination or expiration, nor shall any such termination or expiration release either Party from any liabilities or obligations under this Agreement ***

4.5   GENERAL RIGHTS AND REMEDIES

      Subject to the exclusions and limitations of liability in the Terms and Conditions, in the event any representation or warranty of any Party contained in this Agreement shall prove to have been incorrect in any material respect when made or deemed to have been made or if any Party fails to perform, observe or comply with any of its covenants or agreements contained in this Agreement, the other Party will be entitled to whatever rights or remedies are available at law or in equity. ***

                           ARTICLE 5.0 - MISCELLANEOUS

5.1   PARTIES OBLIGATED AND BENEFITED

      This Agreement will be binding upon the Parties and their respective permitted assigns and successors in interest and will inure solely to the benefit of the Parties and their respective permitted assigns and successors in interest, and no other Person will be entitled to any of the benefits conferred by this Agreement or to rely on the provisions hereof in any action, suit, proceeding, hearing or other forum. ***

5.2   NOTICES

      Any notice required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission, or by first class certified mail, postage prepaid, or by overnight courier service, charges prepaid, to the party to be notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address or fax number as such party may have substituted by written notice to the other party. The sending of such notice

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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      with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by mail or by overnight courier service) shall constitute the giving thereof.

      TELESAT CANADA                   CUSTOMER
      1601 Telesat Court               EchoStar Satellite L.L.C.
      Ottawa ON Canada K1B 5P4         9601 S. Meridian Blvd.
      Fax: ***                         Englewood, Colorado 80112 U.S.A.
      Attention: Vice President, Law   Fax: ***
                                       Attention: Charles W. Ergen, President
                                       and CEO
                                       EchoStar DBS Corporation, its sole member

                                       Please Note: Above address is for
                                       overnight courier service only.  For
                                       first class certified mail, please use:

                                       P.O. Box 6655
                                       Englewood, Colorado 80155

                                       WITH A COPY TO:
                                       EchoStar Satellite L.L.C.
                                       (same addresses and fax number as above)
                                       Attention: David K. Moskowitz, SVP and
                                                  General Counsel EchoStar DBS
                                                  Corporation, its sole member

5.3   EXPENSES

      Except as otherwise expressly provided herein, all costs and expenses (including the fees and disbursements of legal counsel, investment advisers and auditors) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses.

5.4   NON-MERGER

      Except as otherwise expressly provided in this Agreement, the covenants, representations and warranties of the Parties contained in this Agreement shall not merge on and shall survive the Service Commencement Date and, notwithstanding any investigation made by or on behalf of either Party, shall continue in full force and effect throughout the Term.

5.5   GOVERNING LAW

      This Agreement shall be governed by and interpreted in accordance with the laws ***

5.6   COUNTERPARTS

      This Agreement may be executed by facsimile and/or in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

5.7   TELESAT BOARD APPROVAL

      Notwithstanding anything to the contrary contained herein, this Agreement (with the sole exception of Section 4.9) shall not become effective until Telesat receives the approval of its

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

      Board of Directors. Telesat agrees that it shall request such approval at its next regularly-scheduled Board of Directors meeting *** Promptly thereafter, Telesat shall notify Customer whether approval was received. In the event that the Board of Directors of Telesat approves this Agreement, then the Agreement shall be deemed to be effective as of the date first set forth above.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

      IN WITNESS WHEREOF each of the parties hereto has duly executed this Agreement under the hands of its proper officers duly authorized in that behalf effective as of the Agreement Date.

TELESAT CANADA

By: _______________________________
    Name:  Laurier J. Boisvert
    Title: President and Chief Executive Officer

ECHOSTAR SATELLITE L.L.C.

By: EchoStar DBS Corporation, its sole member

    By: ___________________________
        Charles W. Ergen
        President and Chief Executive Officer ***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.